SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                March 3, 2003

TRANSKARYOTIC THERAPIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-21481	04-3027191
(Commission File Number)	(IRS Employer Identification No.)

700 Main Street, Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

(617) 349-0200
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 9.                                                             Regulation FD Disclosure.

Michael J. Astrue, President and Chief Executive Officer of Transkaryotic Therapies, Inc. (“TKT”), is scheduled to speak this evening at Lehman Brothers 2003 Global Health Care Conference.  At the conference, he will present TKT’s recently announced new corporate strategy as well as an update on TKT’s Replagal and iduronate–2–sulphatase products.

In particular, Mr. Astrue will note the following:

1.             In accordance with the discussion of members of the U.S. Food and Drug Administration’s (“FDA”) Endocrinologic and Metabolic Drugs Advisory Committee (the “Advisory Committee”) that reviewed TKT’s Biologics License Application for Replagal on January 14, 2003, TKT intends to commence reexamining the pathology data from clinical trials of Replagal in the first half of 2003.  At the meeting, some members of the Advisory Committee had suggested that TKT reexamine certain pathology slides showing the effect of Replagal on the kidney using a different analytical method, and that if the data from that reexamination could demonstrate that Replagal has an effect on surrogate endpoints reasonably likely to predict clinical benefit, such data may be sufficient to serve as the basis for accelerated approval.

2.             TKT intends to commence a Phase III clinical trial of iduronate-2-sulphatase, TKT’s investigational enzyme replacement therapy for the treatment of Hunter syndrome, in the second half of 2003, and is currently discussing the trial’s design with regulatory agencies.  Although there is some uncertainty among experts, TKT believes that there are approximately 3,000 patients worldwide afflicted with Hunter syndrome, excluding infants with a difficult-to-diagnose variation of the syndrome.

This Current Report on Form 8-K contains forward-looking statements that involve a number of risks and uncertainties, including statements regarding the clinical and pathology data being used to support TKT’s application for approval of Replagal and the prospects for, and the potential timing of, regulatory approval in the United States, as well as statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions. There are a number of important factors that could cause the Company’s actual results to differ materially from those indicated by such forward-looking statements, including whether data from the clinical studies conducted by or on behalf of TKT, including whether the Replagal clinical and pathology data will be interpreted by the FDA in the same manner as TKT interprets the data; whether such clinical data will be deemed sufficient to support regulatory approval of Replagal; whether the FDA will follow the Advisory Committee’s recommendation; whether any reread of the histopathology data will yield results that satisfy the FDA’s requirements for accelerated approval; whether the FDA will approve Replagal based on TKT’s current submission or at all; whether, if approved, Replagal will achieve commercial success; whether a competitive product for the treatment of Fabry disease obtains orphan drug status in the United States; and other factors set forth under the caption “Risk Factors” in TKT’s  Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, which factors are on file with the Securities and Exchange Commission and are incorporated herein by reference. TKT does not undertake any obligation to update any forward-looking statements.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2003		REGISTRANT

TRANSKARYOTIC THERAPIES, INC.

	By:	/s/ David D. Pendergast
Name: David D. Pendergast
Title: Executive Vice President, Operations